5
|  CH\719123.3||

|  CH\719123.3||
        AMENDMENT NO. 2 AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT
        -----------------------------------------------------------------

     AMENDMENT NO. 2 AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") dated as of October 19, 2004 by and among The GSI Group, Inc., a Delaware corporation ("BORROWER"), Assumption Leasing Company, Inc., an Illinois corporation the "GUARANTOR"), the lenders ("LENDERS") from time to time party to the Loan Agreement (as defined below) and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "AGENT").
                                R E C I T A L S:

     WHEREAS, Agent, the Lenders, Borrower and Guarantor are parties to that certain Loan and Security Agreement dated as of October 31, 2003 (as amended, the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement, as amended hereby); WHEREAS, Borrower and Guarantor have requested that the Agent and Lenders (i) agree to certain amendments as set forth herein and (ii) waive certain restrictions to permit the Borrower to sell a warehouse located in Geneva,
Indiana  and  to  sell  its  Canadian  Subsidiary;  and
WHEREAS, Agent and the Lenders have granted their approval to such amendments and waiver upon the terms and conditions contained herein,
     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section  1.     Amendment  to Loan Agreement.  Immediately upon the satisfaction
                ----------------------------
of each of the applicable conditions precedent set forth in Section 4 of this Amendment, the following amendments to the Loan Agreement shall become effective as of the date hereof:
(a) Section 1 of the Loan Agreement is hereby amended by amending and restating clause (a)(ii) of the definition of "Interest Rate" to read as follows:
"(ii) as to Prime Rate Loans consisting of the Term Loan, a rate equal to six and three-quarters of one percent (6.75%) per annum in excess of the Prime Rate; provided, that, the Interest Rate with respect to the Term Loan shall not
       --------
be less than eleven percent (11%) per annum or greater than thirteen and one-quarter of one percent (13.25%) per annum at any time."
(b)     Sections  1  and  clause  (B)  of Section 11.3 of the Loan Agreement are hereby  amended  by  deleting  the  term  "Maximum  Term  Credit".
(c) Section 2.3(a) of the Loan Agreement is hereby amended by amending and restating Section 2.3(a) to read as follows:
"(a)     The  parties  hereto  acknowledge  that  the  Term  Lenders  funded  a
$12,500,000 term loan on October 21, 2003 and funded an additional $14,600,000 term loan on July 9, 2004 of which an aggregate principal amount of $14,781,959 remains outstanding as of October 19, 2004. Subject to and upon the terms and conditions contained herein, in addition to the Revolving Loans and Letter of Credit Accommodations under Sections 2.1 and 2.2 hereof, each Term Lender severally (and not jointly) agrees to fund its Pro Rata Share of an additional term loan to Borrower in the original principal amount equal to the lesser of
(x) $9,500,000 or (y) an amount equal to $17,500,000 less the amount of the existing term loans outstanding as of such funding date, which funding shall occur on or prior to April 19, 2005 at the Borrower's election made in writing to Agent and the Term Lenders five (5) Business Day's prior to the proposed funding date of the additional term loan (collectively, with the outstanding original term loan in the amount of $14,781,959, the "Term Loan"); provided,
                                                                       --------
that such additional Term Loan shall not be made if an Event of Default has occurred and is continuing at the time such additional Term Loan is to be funded or would result after giving effect to such additional Term Loan. The Term Loan is (A) to be repaid, together with interest and other amounts, in accordance with this Agreement and the other Financing Agreements and (B) secured by all of the Collateral (subject to the application of proceeds provisions contained herein). The entire unpaid principal amount of the Term Loan and all accrued and unpaid interest thereon shall be due and payable on the earlier of the Term Loan Termination Date or the acceleration of the Obligations. Except for the making of the Term Loan as set forth in this Section, Borrower shall have no right to request and Term Lenders shall have no obligation to make any additional loans or advances to Borrower under this Section and any repayments of the Term Loan shall not be subject to any readvance to or reborrowing by Borrower. The parties hereto agree and acknowledge that proceeds from the funding of the additional Term Loan in the amount described above on or prior to April 19, 2004 shall be applied by Borrower to prepay the outstanding balance of Revolving Loans and Borrower authorizes Term Lenders to direct the proceeds of such additional Term Loan directly to Agent for application against the Revolving Loans."
(d) Section 2.3(b) of the Loan Agreement is hereby amended by adding a new sentence to the end of Section 2.3(b) to read as follows:
"Notwithstanding the foregoing, in no event shall Borrower prepay the Term Loan in amounts that would cause the outstanding principal balance of the Term Loan to be less than $8,000,000 except in connection with a sale of all or substantially all the equity securities or assets of the Borrower or in connection with a recapitalization of the Borrower resulting in a refinancing of the Credit Facility."
Section  2.     Limited  Waiver.  The  Agent  and  Lenders  hereby  waive  the
                ---------------
restriction  on  the  sale  of  assets  set  forth in Section 9.7(b) of the Loan
                                                      -------------
Agreement for the sole purposes of (a) permitting the Borrower to sell its Real Property located in Geneva, Indiana; provided that (i) net proceeds equal to 60%
                                     --------
of the fair market value of such Real Property ($225,000) are applied to reduce the Revolving Loans at which time the Fixed Asset Amount shall be reduced in accordance with the terms of Section 2.4 of the Loan Agreement, (ii) 50% of any
                              -----------
remaining net proceeds are applied to prepay the Term Loan and any restrictions set forth in Section 2.3(b) are waived for the sole purpose of permitting such
               --------------
prepayment  and  the  other  50%  of  the  remaining net proceeds are applied to further  reduce  the  Revolving Loans and (iii) Agent has received copies of the final purchase and sale documents, which shall be in form and substance satisfactory to Agent and (b) permitting the Borrower to sell all of its Capital Stock in the GSI Group (Canada) Co.; provided, that (i) all net proceeds from
                                        --------
such sale, in an amount not less than $350,000, are applied to prepay the Term Loan and any restrictions set forth in Section 2.3(b) are waived for the sole
                                          --------------
purpose of permitting such prepayment and (ii) Agent has received copies of the final purchase and sale documents, which shall be in form and substance satisfactory to Agent. This limited waiver shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default arising out of any other failure of the Borrower or Guarantor to comply with the terms of the Loan Agreement.
Section  3.     Amendment  to  Fee Letter.  Immediately upon the satisfaction of
                -------------------------
each of the applicable conditions precedent set forth in Section 4 of this Amendment, the Fee Letter is hereby amended by amending and restating paragraph 7 therein to read as follows:
"(7) a monthly fee for the benefit of Ableco equal to $18,229.17, which fee shall be fully earned and payable on the first day of each month in arrears commencing on November 1, 2004 through the earlier of (x) the Term Loan Termination Date or (y) the date the Term Loan is paid in full from proceeds received by the Borrower in connection with a sale of all or substantially all the equity securities or assets of the Borrower or in connection with a recapitalization of the Borrower resulting in a refinancing of the Credit Facility."
Section  4.     Conditions  to Effectiveness of Amendment.  This Amendment shall
                -----------------------------------------
be  effective  upon  satisfaction  of  the  following  conditions  precedent:
4.1. This Amendment shall have been executed and delivered by Agent, the Lenders, Borrower and Guarantor;
4.2. The representations and warranties contained herein shall be true and correct in all respects; and
4.3. Agent shall have received a duly executed Acknowledgment and Consent from the Guarantor.
Section 5.     Representations and Warranties.  In order to induce the Agent and
               ------------------------------
Lenders to enter into this Amendment, each of Borrower and Guarantor represents and warrants to Agent and the Lenders, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this Amendment that:
5.1.     No  Default; etc.  No Event of Default and no event or condition which,
         ----------------
merely with notice or the passage of time or both, would constitute an Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.
5.2.     Corporate  Power  and  Authority:  Authorization.  Each of Borrower and
         ------------------------------------------------
Guarantor  has  the  corporate  power  and authority to execute and deliver this
Amendment and the execution and delivery by Borrower and Guarantor of this Amendment has been duly authorized by all requisite corporate action by Borrower or such Guarantor.
5.3.     Execution  and  Delivery.  Each  of  Borrower  and  Guarantor  has duly
         ------------------------
executed  and  delivered  this  Amendment.
5.4.     Enforceability.  This  Amendment  constitutes  the  legal,  valid  and
         --------------
binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.
5.5.     Representations  and  Warranties.  All  of  the  representations  and
         --------------------------------
warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment.
Section  6.     Miscellaneous.
                -------------
6.1.     Effect; Ratification.  Each of Borrower and Guarantor acknowledges that
         --------------------
     all of the reasonable legal expenses incurred by Agent and Lenders in connection herewith shall be reimbursable under Section 9.20 of the Loan
                                                      -------------
Agreement. The amendments and waiver set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement except as provided herein or (ii) prejudice any right or rights that Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as waived herein are hereby ratified and confirmed and shall remain in full force and effect.
6.2.     Counterparts.  This  Amendment  may  be  executed  in  any  number  of
         ------------
counterparts,  each  such  counterpart constituting an original but all together one  and  the  same  instrument.
6.3.     Governing  Law.  This Amendment shall be governed by, and construed and
         --------------
interpreted  in  accordance  with,  the  internal laws of the State of Illinois.
                            [Signature Page Follows]
                            -                      -

    [Signature Page to Amendment No. 2 and Limited Waiver to Loan and Security
                                   Agreement]

|  CH\719123.3||
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 and Limited Waiver to Loan and Security Agreement as of the date first above written.
BORROWER:
--------

THE  GSI  GROUP,  INC.


By:
Name:
Title


GUARANTOR:
---------

ASSUMPTION  LEASING  COMPANY,  INC.


By:
Name:
Title


AGENT:
-----

CONGRESS  FINANCIAL  CORPORATION  (CENTRAL)


By:
Name:
Title

------
REVOLVING  LENDERS:
------------------


CONGRESS  FINANCIAL  CORPORATION  (CENTRAL)


By:
Name:
Title


FLEET  CAPITAL  CORPORATION

By:
Name:
                              Title


                              TERM  LENDERS:
                              -------------

                              ABLECO FINANCE LLC, on behalf of itself and its affiliate assigns

By:
Name:
Title

------


|  CH\719123.3||

                           Acknowledgement and Consent
                           ---------------------------

     The undersigned has heretofore executed and delivered to Agent and the Lenders that certain Guaranty Agreement dated as of October 31, 2003 (the "Guaranty") in favor of Agent for the benefit of Lenders. The undersigned
      ---
hereby consents to the Amendment No. 2 and Limited Waiver to the Loan and Security Agreement dated as of October __, 2004 set forth above ("Amendment")
                                                                     ---------
and confirms that the Financing Agreements executed and delivered by it and all of the obligations of such undersigned thereunder remain in full force and effect. The undersigned acknowledges and agrees that, notwithstanding the execution and delivery of the Amendment, the Guaranty executed and delivered by such undersigned to the Agent remains in full force and effect and the rights and remedies of the Agent and the Lenders thereunder and the obligations of such undersigned thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. The undersigned acknowledges and agrees that the consent of such undersigned to any further waivers, consents or amendments to the Loan Agreement shall not be required as a result of this waiver having been obtained. The undersigned further acknowledges that the Agent and the Lenders are relying on the assurance set forth herein in extending and maintaining credit outstanding to the Borrower.

GUARANTOR:
---------

ASSUMPTION  LEASING  COMPANY,  INC.

By:
Name:
Title